Exhibit 99.1

BLADE TO BE LISTED ON NASDAQ, CREATING THE ONLY PUBLICLY TRADED

GLOBAL URBAN AIR MOBILITY COMPANY

●	Blade is a global urban air mobility platform, utilizing a technology-powered, asset light model with unrivaled brand recognition

●	Blade to become publicly listed on NASDAQ through a business combination with Experience Investment Corp. (NASDAQ: EXPC), a public entity sponsored by an affiliate of KSL Capital Partners, following expected transaction close in the first half of 2021

●	Transaction values Blade at an estimated pro forma equity value of $825 million upon consummation

●	Transaction to provide $400 million in gross proceeds, comprised of Experience Investment Corp.’s cash held in trust and an upsized and oversubscribed $125 million fully committed PIPE at $10.00 per share, including investment commitments from affiliates of KSL Capital Partners, Hedosophia, HG Vora Capital Management, and David Geffen, as well as original investors Barry Diller, David Zaslav and Robert W. Pittman

●	The capital raised will enable the Company to expand new urban air mobility routes, its network of captive passenger infrastructure, as well as its consumer-to-cockpit technology stack, accelerating its transition from use of conventional aircraft to Electric Vertical Take-Off and Landing (“eVTOL”) aircraft

New York, NY (December 15, 2020) – Blade Urban Air Mobility, Inc. (“Blade” or the “Company”), a technology-powered air mobility company, announced today that it will become publicly listed in order to bolster Blade’s growth trajectory within the rapidly growing urban air mobility market and to accelerate its transition from conventional aircraft to eVTOL. Currently, more people fly helicopters in and out of U.S. city centers via Blade than any other company in the world. Urban air mobility is expected to be a $125 billion market by 2025 and grow to $650 billion over the next decade, according to Morgan Stanley Equity Research.

The Company and Experience Investment Corp. (NASDAQ: EXPC and EXPCW), a NASDAQ listed special purpose acquisition company sponsored by an affiliate of KSL Capital Partners, signed a definitive business combination agreement pursuant to which Blade will merge into a subsidiary of Experience Investment Corp. (which will change its name to Blade Urban Air Mobility). Upon closing of the transaction, the combined operating company is expected to continue to be listed on NASDAQ.

Blade provides consumers with a cost effective and time efficient alternative to ground transportation for congested routes, predominantly within the Northeast United States and India.

The Company has developed exclusive passenger terminal infrastructure in key markets, providing a competitive advantage in locations that are geographically constrained from adding additional heliports. Additionally, leading brands partner with Blade to provide visibility of their products and services to the Company’s passengers, underscoring the brand recognition and reputation that Blade has developed.

Blade was specifically designed to be scalable and profitable using conventional helicopters today, while poised to seamlessly transition to eVTOL as soon as those aircraft are ready for public use, passing on lower operating costs to fliers and enabling a reduced noise footprint and zero carbon emissions for the communities the Company serves.

Blade operates in four key lines of business:

•	Short Distance – Flights between 60 and 100 miles in distance, primarily servicing commuters for prices between $595 and $795 per seat (or $295 for monthly commuter pass holders).

•	BLADE Airport – Flights between all New York area airports and dedicated Blade lounges in Manhattan’s heliports. Prices start at $195 per seat (or $95 per seat with the purchase of an annual Airport Pass)[1].

•	BLADE MediMobility – Blade is the largest transporter of human organs in the Northeast United States, reducing the costs and transport time for hospitals versus legacy competitors. This business is a critical part of the Company’s growth strategy as organ movements are expected to be one of the first uses of eVTOL, before flights for passengers.

•	International Joint Ventures – As part of its expansion strategy, the Company forms joint ventures with local partners in key overseas markets to provide the technology, customer experience, infrastructure design, and employee training, that enables a scalable and consistent Blade experience. Blade’s first international joint venture launched helicopter services late last year in India flying between Mumbai, Pune, and Shirdi.

The Company expects to use proceeds from the transaction to fund expansion into new markets, including the Northeast Corridor and West Coast in the United States, as well as internationally in Asia. The Company will also pursue infrastructure acquisitions in these markets, resulting in improved unit economics for its current business while enabling the Company’s transition to eVTOL aircraft.

All leading aerospace OEMs, including Airbus, a Blade investor, have deployed billions in the development of eVTOL aircraft. This new aerospace technology offers significant advantages to conventional aircraft currently used by Blade. The Company’s management believes eVTOL’s combination of reduced noise, zero carbon footprint and enhanced safety will serve as a catalyst to developing new vertiport infrastructure (landing zones with passenger terminals) in cities across the globe.

1 While Blade offers flights between Manhattan and all area airports, Blade’s $195/seat product is currently paused due to the COVID-19 pandemic

Rob Wiesenthal, Founder and Chief Executive Officer of Blade, commented, “Ground mobility has been radically transformed by software and battery technology, as evidenced by the rapid adoption of electric vehicles. The next battle is in the air. This transaction provides the capital for Blade to profitably expand its urban air mobility business using conventional rotorcraft today, while providing a seamless transition to eVTOL aircraft tomorrow.”

Eric Affeldt, Chief Executive Officer and Chairman of Experience Investment Corp., added, “Our deep investing expertise in aviation led us to evaluate dozens of potential opportunities, of which none proved as compelling an investment opportunity as Blade. We believe Blade has successfully leveraged its first-mover advantage in urban air mobility with proprietary customer-to-cockpit technology, strategic and exclusive passenger terminal infrastructure as well as a loyal customer base to catalyze growth in the industry. They are well-positioned to fortify their business growth through expansion to new markets, globally, as well as through investment in infrastructure to support new routes while accommodating the future requirements of eVTOL. Additionally, KSL’s portfolio company, Ross Aviation, which operates 17 FBOs in North America, including in New York, Massachusetts, and California, may provide important partnership opportunities for Blade and Ross Aviation to accommodate eVTOL routes, maintenance and charging stations in key markets.”

Transaction Overview

Pursuant to the transaction, Experience Investment Corp., which currently holds approximately $275 million cash in trust, will combine with Blade at an estimated $825 million pro forma equity value. Assuming no redemptions by Experience Investment Corp. stockholders, Blade’s equityholders immediately prior to closing are expected to hold approximately 43.2% of the issued and outstanding shares of common stock of the combined company immediately following the closing of the business combination.

The combined company’s available cash will be funded through a combination of Experience Investment Corp.’s cash in trust and a $125 million fully committed common stock PIPE at $10.00 per share, including investment commitments from affiliates of Hedosophia, HG Vora Capital Management, KSL Capital Partners, and David Geffen, as well as original investors Barry Diller, David Zaslav and Robert W. Pittman.

The boards of directors of both Blade and Experience Investment Corp. have unanimously approved the proposed transaction. Completion of the proposed transaction is subject to approval of Experience Investment Corp. and Blade’s stockholders and other customary closing conditions, including a registration statement being declared effective by the Securities and Exchange Commission. The transaction is expected to be completed in the first half of 2021.

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Experience Investment Corp. today with the Securities and Exchange Commission and available at www.sec.gov.

Blade’s existing shareholder base is comprised of strategic business partners, institutional venture capital firms and leading private venture investors, including: Airbus, Lerer Hippeau, Raine Ventures, LionTree Ventures, Barry Diller (Chairman, IAC Inc.), David Zaslav (CEO of Discovery, Inc.) and Eric Schmidt (former CEO of Google). These existing shareholders will retain 100% of their equity in the combined company through the transaction.

Management and Board of Directors

Upon completion of the transaction, the combined company will continue to be led by Mr. Wiesenthal as Chief Executive Officer. The senior management team will also include Will Heyburn, Chief Financial Officer and Head of Corporate Development, Brandon Keene, Chief Technology Officer, and Melissa Tomkiel, General Counsel.

Upon completion of the transaction, the Board of Directors is expected to include:

•	Eric Affeldt, Chief Executive Officer of Experience Investment Corp. and previously CEO of publicly-traded ClubCorp

•	Jane Garvey, former administrator of the Federal Aviation Administration (FAA) and former Chairman of the Board of Directors of United Airlines Holdings, Inc.

•	Kenneth Lerer, Managing Partner of Lerer Hippeau, Co-Founder of Huffington Post, and former Director of Viacom, Inc.

•	Susan Lyne, Co-founder and General Partner of BBG Ventures and former President of ABC Entertainment Group, a division of the Walt Disney Company

•	Ted Philip, Lead Independent Director of United Airlines Holdings, Inc. and Lead Independent Director of Hasbro, Inc.

•	Rob Wiesenthal, Founder and Chief Executive Officer of Blade; Former Chief Financial Officer of Sony Corp. of America, Head of Global Corporate Development, Sony Corporation, and Chief Operating Officer, Warner Music Group

•	David Zaslav, Chief Executive Officer of Discovery, Inc. and Director of Sirius XM Holdings, Inc., Lions Gate Entertainment Corp., and Grupo Televisa, S.A.B.

Advisors

Credit Suisse is serving as the exclusive financial and capital markets advisor to Blade. Deutsche Bank Securities is serving as lead capital markets and exclusive financial advisor to Experience Investment Corp., with Citibank and J.P. Morgan acting as joint capital markets advisors. Credit Suisse and Deutsche Bank Securities are also acting as lead placement agents on the private offering, with Citibank and J.P. Morgan acting as joint placement agents. Proskauer Rose LLP is serving as legal advisor to Blade, and Simpson Thacher & Bartlett LLP is serving as legal advisor to Experience Investment Corp.

Investor Conference Call

Blade and Experience Investment Corp. will host a joint investor conference call to discuss the business and the proposed transaction today, December 15th, at 9:00 AM ET.

To listen to the conference call via telephone, dial 1-877-407-9039 or 1-201-689-8470 (international callers/U.S. toll) and enter the conference ID number 13714323. To listen to the webcast, please click here. A replay of the call will be accessible at the webcast link.

For Blade investor relations website, visit www.flyblade.com/investors.

About Blade Urban Air Mobility

Blade is a technology-powered, global air mobility platform committed to reducing travel friction by providing cost-effective air transportation alternatives to some of the most congested ground routes in the U.S. and abroad.

For more information, visit www.flyblade.com.

About Experience Investment Corp.

Experience Investment Corp. is a special purpose acquisition company sponsored by an affiliate of KSL Capital Partners and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The sponsor is an indirect portfolio company of KSL Capital Partners V, L.P. and its parallel funds and is controlled by KSL Capital Partners V GP, LLC.

About KSL Capital Partners

KSL Capital Partners, LLC is a private equity firm specializing in premier travel and leisure enterprises in five primary sectors: hospitality, recreation, clubs, real estate, and travel services. Since 2005, KSL has raised approximately $13 billion of capital across both debt and equity funds. For more information, please visit www.kslcapital.com.

Additional Information and Where to Find It

Experience Investment Corp. (“EIC”) intends to file with the U.S. Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 (the “Form S-4”), which will include a preliminary proxy statement/prospectus in connection with the proposed business combination (the “Merger”) and will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. EIC’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with EIC’s solicitation of proxies for its stockholders’ meeting to be held to approve the Merger because the proxy statement/prospectus will contain important information about EIC, Blade and the Merger. The definitive proxy statement/prospectus will be mailed to stockholders of EIC as of a record date to be established for voting on the Merger. Stockholders will also be able to obtain copies of the Registration Statement on Form S-4 and the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to Experience Investment Corp., 100 St. Paul St., Suite 800. Denver, CO 80206 or mrichardson@riverinc.com.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “could”, “continue”, “expect”, “estimate”, “may”, “plan”, “outlook”, “future” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements, which involve risks and uncertainties, relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and may also relate to EIC’s and Blade’s future prospects, developments and business strategies. In particular, such forward-looking statements include statements concerning the timing of the Merger, the business plans, objectives, expectations and intentions of EIC once the Merger and the other transactions contemplated thereby (the “Transactions”) and change of name are complete (“New Blade”), and Blade’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities. These statements are based on EIC’s or Blade’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events.

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside EIC’s or Blade’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to complete the Transactions due to the failure to obtain approval of the stockholders of EIC or Blade or other conditions to closing in the Merger Agreement; (3) the ability of New Blade to meet Nasdaq’s listing standards (or the standards of any other securities exchange on which securities of the public entity are listed) following the Merger; (4) the inability to complete the private placement of common stock of EIC to certain institutional accredited investors; (5) the risk that the announcement and consummation of the Transactions disrupts Blade’s current plans and operations; (6) the ability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, the ability of New Blade to grow and manage growth profitably, maintain relationships with customers, business partners, suppliers and agents and retain its management and key employees; (7) costs related to the Transactions; (8) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the Transactions; (9) the possibility that Blade and New Blade may be adversely affected by other economic, business, regulatory and/or competitive factors; (10) the impact of COVID-19 on Blade’s and New Blade’s business and/or the ability of the parties to complete the Transactions; (11) the outcome of any legal proceedings that may be instituted against EIC, Blade, New Blade or any of their respective directors or officers, following the announcement of the Transactions; and (12) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments.

Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in EIC’s most recent annual report on Form 10-K, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, which are available, free of charge, at the SEC’s website at www.sec.gov, and will also be provided in the Registration Statement on Form S-4 and EIC’s proxy statement/prospectus when available. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and EIC and Blade undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, changes in expectations, future events or otherwise.

This press release is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in EIC and is not intended to form the basis of an investment decision in EIC. All subsequent written and oral forward-looking statements concerning EIC and Blade, the Transactions or other matters and attributable to EIC and Blade or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Participants in the Solicitation

EIC, Blade and certain of their respective directors and officers may be deemed participants in the solicitation of proxies of EIC’s stockholders with respect to the approval of the Merger. EIC and Blade urge investors, stockholders and other interested persons to read, when available, the Form S-4, including the preliminary proxy statement/prospectus and amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein, as well as other documents filed with the SEC in connection with the Merger, as these materials will contain important information about Blade, EIC and the Merger. Information regarding EIC’s directors and officers and a description of their interests in EIC is contained in EIC’s annual report on Form 10-K for the fiscal year ended December 31, 2019. Additional information regarding the participants in the proxy solicitation, including Blade’s directors and officers, and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Registration Statement on Form S-4 and the definitive proxy statement/prospectus for the Merger when available. Each of these documents is, or will be, available at the SEC’s website or by directing a request to EIC as described above under “Additional Information About the Transaction and Where to Find It.”

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Transactions and shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Press Contacts

For Media Relations

Phil Denning / Nora Flaherty

BladeMediaRelations@icrinc.com

Investor Relations

Mike Callahan / Tom Cook

BladeIR@icrinc.com

For Experience Investment Corp.

Maureen Richardson

mrichardson@riverinc.com

For KSL Capital Partners

Maureen Richardson

mrichardson@riverinc.com

# # #